Exhibit 99.1

EXCERPTED FROM: OCTOBER 28, 2013 THE FOLLOWING REPORT IS EXCERPTED FROM THE WALL STREET TRANSCRIPT 10-28-13 HEALTH CARE IT REPORT NOTICE The Wall Street Transcript does not in any way endorse or guarantee the accuracy or reliability of any of the information, statements or opinions expressed in the reports or comments of other firms or individuals. We take due care to report or transcribe accurately what has been written or said by others but because of the possibility of human or mechanical error, we cannot assume any liability for the correctness of the transcription. We point out further that, of course, all opinions expressed are subject to change without notice. Neither the information or any opinion which may be expressed constitutes a solicitation for the purchase or sale of any securities referred to herein. For further information, contact the individual or investment organization concerned. CHIEF EXECUTIVE OFFICER FORUMS/INTERVIEWS Important Note: Wall Street Transcript forums and interviews with Chief Executive Officers are published verbatim as editorial content and include “forward-looking statements” (as such term is defined in the United States Private Securities Litigation Reform Act of 1995). These “forward- looking statements” may be subject to and be made pursuant to the “safe-harbor” provisions of Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. Since these statements are based on factors that involve risks and uncertainties, actual results may differ materially from those expressed or implied by such “forward-looking statements”. Such factors are often included in the company’s filings of reports with the United States Securities and Exchange Commission, including Forms 10-K, 10-Q, 8-K and Proxy Statements; the company’s annual and interim reports to shareholders and similar documents. In carrying out our responsibilities to our readers and to the Chief Executive Officers selected for forums or interviews, we are required to offer, and we offer, each Chief Executive Officer an opportunity to back-up the interview and provide our readers and potential investors with specific financial data, including earnings statements, balance sheet statements and other material business and financial data, through the sponsored publication of such reports or highlights therefrom, with meaningful information. Founded 1963 Published by Wall Street Transcript Corporation 622 Third Ave, 34th Floor New York, NY 10017 Copyright 2012 Wall Street Transcript Corporation All Rights Reserved

COMPANY INTERVIEW Streamline Health, Inc. (STRM) ROBERT E. WATSON was appointed President and Chief Executive Officer of Streamline Health, Inc., in 2011. He has more than 25 years of experience in the health care information technology industry as a CEO, board member and adviser to multiple companies. Before joining the company, Mr. Watson was President and CEO and a Director of DocuSys, Inc., a provider of anesthesia information systems that was acquired by Merge Healthcare Inc. in March 2010. Immediately before joining the company, Mr. Watson was engaged as a Consultant to several venture capital firms and growth- stage health care companies. Before joining DocuSys, he was Executive Vice President of Business Development of Concuity, a health care division of Trintech, Plc. Before that position, he was President and CEO and a Director at Concuity Inc, which was acquired by Trintech, Plc., in December 2006. Prior to joining Concuity in 2001, Mr. Watson was acting CEO of HealthTrac Corporation, Vice President and General Manager at Cerner Corporation, while serving as the CEO of its IQHealth business unit and has been the founder or senior executive of several health care organizations throughout his career. Mr. Watson was a director of Satori Labs, Inc., which was sold to Quality Systems, Inc. in 2011. SECTOR — MULTIMEDIA SOFTWARE (AXJ600) TWST: Would you begin with a brief historical sketch of the company and a picture of the things you’re doing at the present time? Mr. Watson: Streamline was founded in 1989 in Cincinnati, Ohio. It was venture-backed and went public in 1996, in the early days of the dot-com play. New management arrived at Streamline in the spring of 2011. In 2012, the company relocated to Atlanta. Today our solution sets fall into three categories: enterprise content management, analytics, and computer-assisted coding and clinical documentation improvement. TWST: Tell me a little bit about the three solution sets. Which one is the biggest? Which one holds the most opportunity? Mr. Watson: The enterprise content management segment of our business is the legacy business of Streamline, which existed before this management team arrived. That is the largest revenue-producing sector today for us. That business unit has approximately 40-plus clients, representing about 170 hospitals. This fiscal year, it will generate about 60% of revenue. Our analytics solution, OpportunityAnyWare, is our fastest-growing solution. That business has doubled in size since December of 2011. We currently provide services to 25 clients representing about 150 hospitals. Our computer-assisted coding and clinical documentation improvement business, known as Collabra, currently serves about 35 clients, representing about 230 hospitals. We think that sector, given the pending conversion to ICD-10 and the challenges the market places on our clients, has a pretty good runway in front of it as we look out into the balance of 2013, 2014 and 2015. TWST: It seems like something a lot of people would be looking into right now. Mr. Watson: We talked about this on the last earnings call. If you look at the percentage of our sales pipeline by solution set, it’s changed pretty dramatically over the last three quarters. Three quarters ago, analytics represented about 90% of our sales pipeline, 5% was enterprise content management and 5% coding. Today, while that pipeline has grown significantly, 50% of the pipeline is analytics, 30% is coding and clinical documentation improvement, and 20% is enterprise content management. So we’ve seen significant pipeline movement in both the Collabra Suite and the AccessAnyWare Suite. TWST: How would you describe the outlook for the industry in general and for your company in particular? Mr. Watson: It’s an exciting time for anybody in health care. There’s a looming challenge of ICD-10 conversion. There’s the challenge our clients face to figure out how to navigate changing reimbursement models; whether it’s from ACOs or any other payment mechanism, there is going to be change. There’s the challenge of an increased payment burden on the consumer. Add to that the challenge our clients experience regarding the shortage of resources, particularly in their IT departments, to get new IT solutions installed. So it’s a challenging time but also an exciting one. As for Streamline Health, I think we’ve developed a set of solutions and a team that’s prepared to address many of those challenges facing our clients and our client prospects. As I said in the last earnings call, like our clients, we face the human capital challenge of having enough resources to get things installed in a timely fashion. TWST: What’s the competitive landscape like, and what do you see as some of your competitive advantages? Mr. Watson: The landscape itself is very cluttered, as you would expect. It ranges from large, multibillion dollar organizations to Copyrighted material: For reproduction permission contact Kenneth Wolfrath (212) 952-7400

COMPANY INTERVIEW — STREAMLINE HEALTH, INC. venture-backed startups. If you looked at a graph of our competitors, it’s noisy. What’s interesting to us is that if you segment the landscape by our three solution sets, there is no other competitor who covers all three. We think that’s a material competitive advantage. We think our client base and the referenceability of that client base is also a competitive advantage. We have very strong market concentrations in metropolitan New York, Philadelphia, the west coast of Florida and Texas. We think that’s also a leverageable competitive advantage, having relationships with those CFOs and CIOs. TWST: Last year your biggest goal was to continue to push the company in a more market-facing direction. Can you give us an update on how you’re doing there? Mr. Watson: When I first came here two and a half years ago, that was a focus then. It was a focus last year, and frankly, it continues to be part of our core DNA of who we are as an organization. We’ve gone about that by asking each of our senior executives to essentially “own” a set of clients, to have executive-to-executive relationships. We really spend a lot of our time talking with our current clients about where they see the market going, where they see challenges, where they see opportunity, and the areas where we might be able to help them. Personally, in the last six weeks I’ve visited about 10 of our clients to have those kinds of conversations. Each and every Senior Vice President of this company has the same responsibility. TWST: You reported some impressive numbers on your last earnings call, including a 74% increase in revenues and an 81% increase in adjusted EBITDA. What was the message you were hoping to deliver to the market during that call? Mr. Watson: There were really three themes in that call from our standpoint. First was that as an organization, our teams have continued to execute well on our commitments to the marketplace to grow the business in an orderly fashion. That’s represented by the numbers you mentioned. The second message we wanted to get across is that our sales organization continues to expand, the quality of our sales pipeline continues to improve. And thirdly, we spent some time talking about the human capital challenges that our clients face and that we face. We think that’s a very real issue that’s faced by every health care provider in the country, and frankly, nearly every vendor that I’ve talked to has the same challenges. TWST: Tell me a little bit more about the challenge that you’re facing in that area. Mr. Watson: If you think about it from our client standpoint, we have nine or 10 simultaneous implementations underway at the moment, and our clients have challenges fielding enough personnel to do their side of the implementation in a timely fashion. So that’s one challenge. On our side, given our growth — our Atlanta office, for example, has increased from about 10 people to 65 people in the last 12 months. Given that growth, we’ve had some challenges in recruiting talented health care IT professionals to help on our side of the implementation. TWST: Another goal we discussed last year was strategically introducing more new or enhanced solutions to the marketplace. What can you tell us about those efforts at this point? Mr. Watson: We’ve continued to work on the integration of the assets we acquired in 2011 and 2012, tying those solution sets into a common look and feel across the suite of solutions. We also talked recently about a Q1 2014 release of a clinical analytics platform. We think we’ve assembled a set of assets that give us a significant runway in terms of our ability to deliver on that solution. We’ve tried to set the stage with our clients and sales prospects that we will have an innovative addition to our analytics offering around the clinical side of the business, one that will essentially try to address the question for our clients, “What if you knew that you were about to admit a patient that had a 90% probability of being readmitted? Wouldn’t you run your business differently?” Internally, we talk about the need to help our clients look around the corner, to look into the future. We think we’re starting to assemble the assets that allow us to do that. TWST: You completed several acquisitions, including last year’s deal with Meta. How is the integration going on those deals, and what kind of philosophy do you have toward acquisitions as you look ahead? Mr. Watson: Frankly, both of our acquisitions have turned out very well for us. The analytics acquisition, as I mentioned, is the fastest-growing segment of our business. We think the integration of the Meta technology into our solution set has also been incredibly positive for us, highlighted by the Montefiore Medical Center contract we talked about in the last earnings call. TWST: What’s your philosophy toward acquisitions as you look ahead? Mr. Watson: Our philosophy on acquisitions has been pretty consistent for the last two and a half years, and a big part of it is market-facing. When we talk with our clients and sales prospects, they give us feedback about where they see challenges, where they see gaps in offerings from other vendors, and where they see areas where they think it should be something that we should be doing. We take that guidance and then evaluate those challenges and opportunities on the basis of build, buy or partner, and in those cases where we have a lot of runway, meaning that the demand for that particular solution is probably late 2015 or later kind of demand, we think we have time to build it. If we don’t have that kind of time, the options are to buy or partner. In those areas where we think the revenue model is perhaps a little unclear, we’ll likely partner; you’ve seen us do some partnership announcements over the last couple of years, where we think it’s part of the solution set that we should have in our portfolio but don’t feel that the segment is necessarily mature enough to own at this point. In those areas where we think it’s a relatively mature segment, where we think there’s clarity of revenue models and clarity of the opportunity, we will be acquisitive. TWST: I’m sure they are legion, but what are the “Both of our acquisitions have turned out very well for us. The analytics acquisition, as I mentioned, is the fastest-growing segment of our business.”

COMPANY INTERVIEW — STREAMLINE HEALTH, INC. biggest issues that your clients are struggling with, where maybe they’re not finding solutions easily? Mr. Watson: We break the challenges of our clients down in three very distinct categories. The first set of challenges is around meeting the meaningful use requirements for phases two and three, and there are opportunities in our current solution sets for us to help them address that. We think it’s meaningful; there’s still focus on it. It’s a relatively large and reasonably clear opportunity. Second is the challenge of the conversion from ICD-9 to ICD-10. By the way, I don’t think that’s a bubble phenomena; it’s not a Y2K-like issue. Health care providers, and likely even some payors, are not going to be technologically ready on October 1, 2014. So the rollout of those solutions is going to occur well into 2015 and probably 2016 before all the solution sets are locked down. So we think that’s a pretty large opportunity for us, and a major challenge for our clients. The third area is what I’ll loosely define as the changing reimbursement models. In that segment we believe that the alternative care organization, or ACO bus, has left the station. However, I don’t think we know where that bus is going to park next. So our clients are saying they don’t know what’s going to happen, but they’re pretty sure they’re going to have to take risk, and they’re wondering how to manage risk. I remember when hospitals took payment risks back in the 1980s and 1990s. We’re back in that same cycle again, and they don’t know how to manage it. That’s where we think the clinical analytics platform we’re talking about becomes material. We’re also pretty convinced in the changing reimbursement sector that there’s going to be increased burden on the consumer. So how do you identify what that consumer owes prior to admission? How do you collect that amount? How do you ensure you get paid? That area is important for us going forward. TWST: As you talk with investors, what kind of big- picture questions are you getting asked the most, and how are you answering them? Mr. Watson: We get asked the ICD-10 question a lot. Is ICD-10 a bubble? No. Are people going to be prepared for ICD-10? No. Do you have a plan for how to assist your clients? The answer is yes. While we have a computer-assisted coding solution — and I mentioned, we had a major sale there to Montefiore last quarter — we also have a set of solutions that are a bridge between ICD-9 and ICD-10. We think that a bridging strategy for health systems that haven’t implemented a computer-assisted coding solution today is a good pathway to prepare them for ICD-10. TWST: It sounds like you’re getting a lot of interest in those solutions. Mr. Watson: Yes, and you can tell that by the shift in our pipeline. TWST: What are the two or three best reasons for a long-term investor to take a close look at Streamline? Mr. Watson: We think there are three things that are important about the Streamline Health story. First, our solutions are very relevant to addressing the three challenges the marketplace faces today: the final phases of meaningful use, the ICD-10 conversion and the changing reimbursement models. Our suite of solutions is firmly in those three areas. Secondly, we have a client base that, for a company of our size, is outstanding. If you look in metropolitan New York, we have virtually every major health system: Montefiore, North Shore Long Island Jewish, New York Presbyterian, Memorial Sloan- Kettering, the list goes on. It’s the same way in Philadelphia and the same way in other markets as I mentioned earlier. And third — and this I think is really critical for an investment decision — I think the team of associates we’ve built over the last two and a half years is an asset. We’ve been very diligent in our recruiting efforts to ensure that we’ve hired the brightest, most talented individuals available, and we think our teams have performed excellently. TWST: Anything else you wanted to discuss? Mr. Watson: I think we were spot on. TWST: Thank you. (MJW) ROBERT E. WATSON President & CEO Streamline Health Solutions, Inc. 1230 Peachtree St. NE Suite 1000 Atlanta, GA 30309 (888) 997-8732 www.streamlinehealth.net